UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 5, 2004


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



MARYLAND                                  1-13589                  36-4173047
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(State or other jurisdiction of     (Commission File          (I.R.S. Employer
  incorporation or organization)          Number)            Identification No.)


     77 West Wacker Drive, Suite 3900, Chicago, Illinois         60601
    -------------------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 5, 2004, Prime Group Realty Trust (the "Company") announced its consolidated financial results for the quarterly period ended September 30, 2004 and, on or about November 5, 2004, after the furnishing of this Form 8-K, the Company intends to make publicly available certain supplemental information contained in its third quarter 2004 Supplemental Operating and Financial Data package (the "Supplemental Information Package"). The Supplemental Information Package will be available on the Company's Internet website (www.pgrt.com) and will also be available upon request as specified therein.

         Copies of the Company's third quarter 2004 earnings press release and the Supplemental Information Package are furnished as Exhibits 99.2 and 99.1 hereto, respectively, and are incorporated herein by reference. In addition, the information contained in the Supplemental Information Package furnished as
Exhibit 99.1 hereto is being furnished under "Item 7.01 Regulation FD Disclosure" pursuant to Regulation FD. The information contained in this current report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, or into any proxy statement or other report filed by the Company under the Securities Exchange Act of 1934, as amended.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial Statements

                None

         (b)    Exhibits:

                Exhibit
                  No.      Description
                -------    -----------

                  99.1 Prime Group Realty Trust Third Quarter 2004 Supplemental Operating and Financial Data Package.

                  99.2 Prime Group Realty Trust Third Quarter 2004 Earnings Press Release dated November 5, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRIME GROUP REALTY TRUST



Dated: November 5, 2004                    By: /s/ Richard M. FitzPatrick
                                               -----------------------------

                                               Richard M. FitzPatrick
                                               Executive Vice President and
                                               Chief Financial Officer